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                                                                EXHIBIT 10.22.1


                         FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called this
"Amendment") made as of December 29, 1997 to be effective as of December 3, 1997, by and between CAMERON ASHLEY FINANCIAL SERVICES, INC., a Texas corporation ("BORROWER"), and BANK ONE, TEXAS, N.A. ("BANK ONE").

                                 W I T N E S S E T H:

     WHEREAS, Borrower and Bank One have entered into that certain Credit Agreement dated as of December 3, 1996 as amended by a Letter Agreement dated as of December 9, 1996 (as so amended, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Bank One became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower and Bank One desire to amend the Original Agreement to extend the current maturity date, amend certain other terms and provisions thereof, and waive certain defaults;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Bank One to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                      ARTICLE I.

                              DEFINITIONS AND REFERENCES

     Section 1.1 TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "AMENDMENT" means this First Amendment to Credit Agreement.

          "AMENDMENT DOCUMENTS" means this Amendment and the Renewal Note.


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          "CREDIT AGREEMENT" means the Original Agreement as amended hereby.

          "ORIGINAL NOTE" means the "Note" referred to and defined as such in the Original Agreement.


                                     ARTICLE II.

                           AMENDMENTS TO ORIGINAL AGREEMENT

     Section 2.1. The definition of "TERMINATION DATE" in Section 1.1. of the Original Agreement is hereby amended in its entirety to read as follows:

          "`TERMINATION DATE' shall mean the earlier of (i) the Maturity Date or (ii) the day on which the Note first becomes due and payable in full."

     Section 2.2. The definition of "COMMITMENT" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          "`COMMITMENT' shall mean the obligation of Bank One to make Advances to Borrower pursuant to SECTION 2.1 hereof in an aggregate amount not to exceed at any one time $10,000,000."

     Section 2.3. The definition of "WAREHOUSING PERIOD" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          "`WAREHOUSING PERIOD' shall mean with respect to any Consumer Note, a period of 270 days following the date of the first funding thereunder."

     Section 2.4. The definition of "COLLATERAL VALUE" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          "`COLLATERAL VALUE' shall mean, with respect to each Eligible Consumer Note, an amount equal to seventy-five percent (75%) of the lesser of (i) if Borrower funded the loan made pursuant to the Consumer Note, the original principal amount of such Consumer Note or (ii) if Borrower acquired such Consumer Note after the initial funding, the purchase price for such Consumer Note (less expenses) MINUS, in each case, the amount of principal paid under such Consumer Note and delivered to Bank One for application to the payment of the Consumer Note."

     Section 2.5. The following definition of "MATURITY DATE" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Material Adverse Effect":

          "`MATURITY DATE' means March 1, 1998."


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     Section 2.6.   TANGIBLE NET WORTH.  Section 7.7 of the Original Agreement
is hereby amended in its entirety to read as follows:

                    "Section 7.7. TANGIBLE NET WORTH. As of the date hereof, Borrower's Consolidated Tangible Net Worth shall not be less than $1,000,000; as of February 15, 1997, Borrower's Consolidated Tangible Net Worth shall not be less than $1,500,000; and as of May 15, 1997 and as of the last day of each Fiscal Quarter thereafter, Borrower's Consolidated Tangible Net Worth shall not be less than $2,500,000."

     Section 2.7. COMPLIANCE CERTIFICATE. Exhibit C-1 to the Original Agreement is hereby amended in its entirety to read as set forth in Exhibit C-1 attached hereto.

     Section 2.8. BORROWING BASE CERTIFICATE. Exhibit F to the Original Agreement is hereby amended in its entirety to read as set forth in Exhibit F attached hereto.

     Section 2.9. LIMITED WAIVER OF REPORTING REQUIREMENTS. Bank One hereby waives Borrower's noncompliance with Section 6.13 for the periods ending on or prior to September 30, 1997.

     Section 2.10. LIMITED WAIVER OF MINIMUM TANGIBLE NET WORTH COVENANT. Bank One hereby waives Borrower's noncompliance with Section 7.7 of the Credit Agreement for the periods ending February 15, 1997 and May 15, 1997.

     Section 2.11. LIMITED WAIVER OF MINIMUM LIQUIDITY COVENANT. Bank One hereby waives Borrower's noncompliance with Section 7.8 of the Credit Agreement for the periods ending prior to November 1, 1997.


                                     ARTICLE III.

                             CONDITIONS OF EFFECTIVENESS

     Section 3.1. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written when and only when Bank One shall have received, at Bank One's office, and executed by, if applicable, Borrower or Guarantor:

     a.   this Amendment;

     b. a promissory note with appropriate insertions in the form attached hereto as Exhibit A (such note being herein called the "Renewal Note");

     c. a written opinion of Borrower's general counsel, dated as of the date of this Amendment, addressed to Bank One, to the effect that this Amendment and the Renewal Note have been duly authorized, executed and delivered by Borrower and that the Amendment and the Renewal Note constitute the legal, valid and binding obligations of Borrower to the extent each is a party hereto, enforceable in


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          accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to general principles of equity);

     d. a certificate of the Secretary of Borrower dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment and the Renewal Note, certifying the names and true signatures of the officers of Borrower authorized to sign this Amendment and the Renewal Note, and certifying that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness;

     e.   such supporting documents as Bank One may reasonably request.


                                     ARTICLE IV.

                            REPRESENTATIONS AND WARRANTIES

     Section 4.1. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Bank One to enter into this Amendment, Borrower represents and warrants as to itself and each Related Person, to Bank One that:

          (a) The representations and warranties contained in Section 5.1 of the Original Agreement, are true and correct at and as of the time of the effectiveness hereof except to the extent that the facts upon which such representations are based have been changed by transactions and events expressly permitted by the Credit Agreement.

          (b) Each Related Person is duly authorized to execute and deliver this Amendment and the Renewal Note to the extent it is a party thereto and Borrower is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Each Related Person has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the Renewal Note to the extent it is a party thereto and to authorize the performance of its obligations hereunder and thereunder.

          (c) The execution and delivery by each Related Person of this Amendment and the Renewal Note to the extent it is a party thereto, the performance of such Person of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or any of its organizational documents, or of any material agreement, judgment, license, order or permit applicable to or binding upon it, or result in the creation of any lien, charge or encumbrance upon any assets or properties or any of its assets. Except for those which have been duly obtained, no consent, approval,


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     authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Related Person of this Amendment and the Renewal Note or to consummate the transactions contemplated hereby and thereby.

          (d) When duly executed and delivered, each of this Amendment, the Credit Agreement and the Renewal Note will be a legal and binding obligation of Borrower and each other Related Person which is a party thereto, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

          (e) The audited annual Consolidated financial statements of Borrower dated as of October 31, 1997 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to Bank One. Since October 31, 1997, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.


                                      ARTICLE V.

                                    MISCELLANEOUS

     Section 5.1. RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. Any reference to the Note in any other Loan Document shall be deemed to be a reference to the Renewal Note issued and delivered pursuant to this Amendment. The execution, delivery and effectiveness of this Amendment and the Renewal Note shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank One under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     Section 5.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of any Related Person herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loan and the issuance and delivery of the Renewal Note, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Guarantor or any Related Person hereunder or under the Credit Agreement to Bank One shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Person under this Amendment and under the Credit Agreement.


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     Section 5.3.   MARKING OF ORIGINAL NOTE.  Bank One shall promptly mark the
Original Note either "renewed and extended" or "ineffective" and shall deliver a photocopy thereof to Borrower.

     Section 5.4. LOAN DOCUMENTS. This Amendment and the Renewal Note are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

     Section 5.5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.6. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.




     [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


BORROWER:                             CAMERON ASHLEY FINANCIAL
--------                              SERVICES, INC.


                                       By: /s/ Ronald R. Ross
                                           ----------------------------------
                                             Name:  Ronald R. Ross
                                             Title: President



BANK ONE:                              BANK ONE, TEXAS, N.A.
--------


                                       By: /s/ Carlos Munguia
                                           ----------------------------------
                                             Name:  Carlos Munguia
                                             Title: Vice President


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